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                                                                EXHIBIT 23(j)(1)


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Other Service Providers" and "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, which are included in Post-Effective Amendment Number 15 to the Registration Statement (Form N-1A, No. 333-32483) of Eureka Funds and to the use of our report dated November 20, 2003, incorporated by reference therein.

                                             /s/ Ernst & Young LLP

Columbus, Ohio
January 23, 2004